UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2017

InspireMD, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35731	26-2123838
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4 Menorat Hamaor St. Tel Aviv, Israel	6744832
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 776-6804

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07	Submission of Matters to a Vote of Security Holders.

On October 27, 2017, InspireMD, Inc. (the “Company”) held a special meeting of its stockholders (the “Special Meeting”). At the Special Meeting, the following two proposals were submitted to the Company’s stockholders:

(1)	Authorization of the Board of Directors, in its discretion but prior to the annual meeting of the Company’s stockholders in 2018, to amend the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock at a ratio in the range of 1-for-10 to 1-for-25, such ratio to be determined by the Board of Directors.

(2)	Proposal to adjourn the Special Meeting, if necessary, to solicit additional proxies.

For more information about the foregoing proposals, see the Company’s definitive proxy statement filed with the Securities and Exchange Commission on August 29, 2017, as supplemented by additional definitive proxy soliciting material filed with the Securities and Exchange Commission on October 4, 2017, the relevant portions of which are incorporated herein by reference. Holders of the Company’s common stock were entitled to one vote per share. The number of votes cast for and against and the number of abstentions with respect to each matter voted upon are set forth below:

(1)	Authorization of the Board of Directors, in its discretion but prior to the annual meeting of the Company’s stockholders in 2018, to amend the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock at a ratio in the range of 1-for-10 to 1-for-25, such ratio to be determined by the Board of Directors:

For	Against	Abstain
2,511,017	2,136,867	60,050

The reverse stock split proposal was not approved as the proposal did not receive the affirmative vote of the holders of a majority of the shares of the Company’s common stock outstanding and entitled to vote on the proposal at the Special Meeting.

(2)	Proposal to adjourn the Special Meeting, if necessary, to solicit additional proxies:

For	Against	Abstain
2,379,260	2,263,258	65,416

The adjournment proposal was approved as the proposal received the affirmative vote of a majority of the votes cast on the proposal.

The results reported above are final voting results. No other matters were considered or voted upon at the Special Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InspireMD, Inc.

Date: October 31, 2017	By:	/s/ Craig Shore
	Name:	Craig Shore
	Title:	Chief Financial Officer